Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN

TPG RE FINANCE TRUST, INC.

AND

PE HOLDER, L.L.C.

DATED AS OF May 28, 2020

i

This REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, this “Agreement”), dated as of May May 28, 2020, is made by and between TPG RE Finance Trust, Inc., a Maryland corporation (the “Company”), and PE Holder, L.L.C., a Delaware limited liability company (“Starwood”). Starwood and any other party that may become a party hereto pursuant to Section 4.4 are referred to collectively as the “Stockholders” and each individually as a “Stockholder”.

RECITALS

1.    The Company has entered into an Investment Agreement, dated as of the date hereof (as amended from time to time, the “Investment Agreement”), with Starwood pursuant to which the Company is selling to Starwood, and Starwood is purchasing from the Company, among other things, warrants to purchase up to 15,000,000 shares of the Company’s Common Stock (the “Warrants” and the shares of Common Stock underlying the Warrants, the “Warrant Shares”) as evidenced by that certain Warrant Agreement, dated as of the date hereof (the “Warrant Agreement”), by and between the Company and Starwood, in each case at the times and in the amounts set forth in the Investment Agreement and the Warrant Agreement.

2.    The Investment Agreement provides that the Company and Starwood will enter into a registration rights agreement.

3.    The parties believe that it is in the best interests of the Company and the other parties hereto to set forth their agreements regarding registration rights.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

EFFECTIVENESS

Section 1.1.    Effectiveness. This Agreement shall become effective upon the date first written above.

ARTICLE II

DEFINITIONS

Section 2.1.    Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the board of directors of the Company: (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any specified Person, (a) any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by agreement or otherwise, (b) any investment fund advised or managed by, or under common control with, such Person, or (c) with respect to any natural Person, any Member of the Immediate Family of such natural person, provided that the Company and each of its subsidiaries shall be deemed not to be Affiliates of any Stockholder.

“Agreement” shall have the meaning set forth in the preamble.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” shall have the meaning set forth in the Recitals.

“Demand Notice” shall have the meaning set forth in Section 3.1.3.

“Demand Registration” shall have the meaning set forth in Section 3.1.1(a).

“Demand Registration Request” shall have the meaning set forth in Section 3.1.1(a).

“Demand Registration Statement” shall have the meaning set forth in Section 3.1.1(c).

“Demand Suspension” shall have the meaning set forth in Section 3.1.6.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Existing RRA” means that certain Registration Rights Agreement, dated as of December 15, 2014 by and between the Company, TPG Holdings III, L.P., TPG/NJ (RE) Partnership, L.P., Careit US Investments LP, the State Treasurer of the State of Michigan, Custodian of the Michigan Public School, Employees’ Retirement System (State), Employees’ Retirement System (Michigan), State Police Retirement System and Michigan Judges’ Retirement System, Nan Shan Life Insurance Co., Ltd., Flourish Investment Corporation.

“Existing RRA Holders of Registrable Securities” means “Holders” as defined under the Existing RRA of Existing RRA Registrable Securities.

“Existing RRA Registrable Securities” means “Registrable Securities” as defined under the Existing RRA.

“FINRA” means the Financial Industry Regulatory Authority.

“Holders” means Stockholders who then hold Registrable Securities under this Agreement.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Loss” shall have the meaning set forth in Section 3.9.1.

“Member of the Immediate Family” means, with respect to any Person who is an individual, (a) each parent, spouse (but not including a former spouse or a spouse from whom such Person is legally separated) or child (including those adopted) of such individual and (b) each trustee, solely in his or her capacity as trustee, for a trust naming only one or more of the Persons listed in sub-clause (a) as beneficiaries.

“No Recourse Person” shall have the meaning set forth in Section 4.13.

“Participation Conditions” shall have the meaning set forth in Section 4.132.5(b).

“Permitted Transferee” shall have the meaning set forth in Section 4.4.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning set forth in Section 3.3.1.

“Piggyback Registration” shall have the meaning set forth in Section 3.3.1.

“Potential Takedown Participant” shall have the meaning set forth in Section 3.2.5(b).

“Primary Shares” means shares of Common Stock that are issued in connection with an investment asset acquisition, in the Company’s discretion, in lieu of the Company making a primary share issuance and using the proceeds of such issuance for such investment asset acquisition, and are granted registration rights by the Company of Primary Shares hereunder.

“Pro Rata Portion” means, with respect to each Holder requesting that its shares be registered or sold in an Underwritten Public Offering, a number of such shares equal to the aggregate number of Registrable Securities to be registered or sold (excluding any shares to be registered or sold for the account of the Company) multiplied by a fraction, the numerator of which is the aggregate number of Registrable Securities held by such Holder, and the denominator of which is the aggregate number of Registrable Securities held by all Holders requesting that their Registrable Securities be registered or sold; provided that for the purposes of any calculation pursuant to Section 3.3.2 related to a transaction pursuant to which the Existing RRA Holders of Registrable Securities have the right to be included, the Existing RRA Registrable Securities to be registered or sold shall be included in the numerator and the denominator of the foregoing formula as applicable.

“Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.

“Public Offering” means a public offering and sale for cash of Common Stock pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

“Registrable Securities” means (i) all Warrant Shares held by a Holder upon the exercise of the Warrants and (ii) all shares of capital stock or other equity securities directly or indirectly issued or then issuable with respect to the Warrant Shares by way of stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been Transferred pursuant to Rule 144, (y) such Holder is able to immediately distribute such securities publicly without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as reasonably determined by the Holder, or (z) such securities shall have ceased to be outstanding.

“Registration” means registration under the Securities Act of the offer and sale to the public of any Warrant Shares under a Registration Statement. The terms “register,” “registered” and “registering” shall have correlative meanings.

“Registration Expenses” shall have the meaning set forth in Section 3.7.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor form thereto.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Rule 144” means Rule 144 under the Securities Act (or any successor provision).

“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Shelf Period” shall have the meaning set forth in Section 3.2.3.

“Shelf Registration” shall have the meaning set forth in Section 3.2.1(a).

“Shelf Registration Notice” shall have the meaning set forth in Section 3.2.2.

“Shelf Registration Request” shall have the meaning set forth in Section 3.2.1(a).

“Shelf Registration Statement” shall have the meaning set forth in Section 3.2.1(a).

“Shelf Suspension” shall have the meaning set forth in Section 3.2.4.

“Shelf Takedown Notice” shall have the meaning set forth in Section 3.2.5(a).

“Shelf Takedown Request” shall have the meaning set forth in Section 3.2.5(a).

“Starwood” shall have the meaning set forth in the preamble.

“Stockholder” shall have the meaning set forth in the preamble.

“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

“Transferred” shall have a correlative meaning.

“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.

“Underwritten Shelf Takedown” means an Underwritten Public Offering pursuant to an effective Shelf Registration Statement.

“Warrant” shall have the meaning set forth in the Recitals.

“Warrant Shares” shall have the meaning set forth in the Recitals.

“WKSI” means any Securities Act registrant that is a well-known seasoned issuer as defined in Rule 405 under the Securities Act at the most recent eligibility determination date specified in paragraph (2) of that definition.

Section 2.2.    Other Interpretive Provisions. In addition to the definitions referred to or set forth below in this Article II:

(a)

The words “hereof”, “herein”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and references to a particular Section of this Agreement include all subsections thereof;

(b)	The word “including” is not limiting and means “including, without limitation;”

(c)	Definitions are equally applicable to both nouns and verbs and the singular and plural forms of the terms defined;

(d)	The masculine, feminine and neuter genders shall each be deemed to include the other; and

(e)	The section and subsection headings in this Agreement are for convenience in reference only and shall not be deemed to alter or affect the interpretation of any provisions hereof.

ARTICLE III

REGISTRATION RIGHTS

The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each Holder will perform and comply with such of the following provisions as are applicable to such Holder.

Section 3.1.    Demand Registration.

Section 3.1.1.    Request for Demand Registration.

(a)

Each Stockholder (together with its Affiliates) shall have the right to make up to three written requests (a “Demand Registration Request”) to the Company for Registration of all or part of the Registrable Securities held by such Stockholder (together with its Affiliates). Any such Registration pursuant to a Demand Registration Request shall hereinafter be referred to as a “Demand Registration.”

(b)	Each Demand Registration Request shall specify (x) the kind and aggregate amount of Registrable Securities to be registered, and (y) the intended method or methods of disposition thereof.

(c)

Upon receipt of a Demand Registration Request, the Company shall as promptly as practicable file a Registration Statement (a “Demand Registration Statement”) relating to such Demand Registration, and use its reasonable best efforts to cause such Demand Registration Statement to be promptly (but in any event within 90 days) declared effective under the Securities Act; provided, that if the Company is a WKSI, the Company shall use its reasonable best efforts to cause the Demand Registration Statement to become effective under the Securities Act within 60 days.

Section 3.1.2.    Limitation on Demand Registrations. The Company shall not be obligated to take any action to effect any Demand Registration if a Demand Registration was declared, or, if the Company is a WKSI, became, effective or an Underwritten Shelf Takedown was consummated within the preceding 90 days (unless otherwise consented to by the Company).

Section 3.1.3.    Demand Notice. Promptly upon receipt of a Demand Registration Request pursuant to Section 3.1.1 (but in no event more than two Business Days thereafter), the Company shall deliver a written notice (a “Demand Notice”) of any such Demand Registration Request to all other Holders and the Demand Notice shall offer each such Holder the opportunity to include in the Demand Registration that number of Registrable Securities as each such Holder may request in writing. Subject to Section 3.1.7, the Company shall include in the Demand Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within five Business Days after the date that the Demand Notice was delivered.

Section 3.1.4.    Demand Withdrawal. Any Holder that has requested its Registrable Securities be included in a Demand Registration pursuant to Section 3.1.3 may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect from all such Holder(s) with respect to all of the Registrable Securities included by all such Holder(s) in such Demand Registration, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement. A Demand Registration Request in respect of which a Demand Registration Statement has been withdrawn in accordance with this Section 3.1.4 will not count against the limits specified in Sections 3.1.1 and 3.1.2 (x) for each Holder if such withdrawal follows a Demand Suspension or (y) in all other cases, for each Holder that reimburses the Company for such Holder’s Pro Rata Portion of the Registration Expenses (other than registration and filing fees) incurred in connection with such Demand Registration Statement promptly upon the Company’s request.

Section 3.1.5.    Effective Registration. The Company shall use reasonable best efforts to cause the Demand Registration Statement to become effective and remain effective for not less than 180 days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or, if such Demand Registration Statement relates to an Underwritten Public Offering, such longer period as in the opinion of counsel for the underwriter or underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer.

Section 3.1.6.    Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (i) more than once during any 12 month period or (ii) for a period exceeding 60 days on any one occasion. In the case of a Demand Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders in writing upon the termination of any Demand Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of Registrable Securities that are included in such Demand Registration Statement.

Section 3.1.7.    Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Public Offering of the Registrable Securities included in a Demand Registration advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be, in the case of any Demand Registration, (i) first, allocated to each Holder that has requested to participate in such Demand Registration an amount equal to a number of such shares equal to such Holder’s Pro Rata Portion (provided that any Registrable Securities thereby allocated to a Holder that exceed the number of such Registrable Securities that such Holder desires to include shall be reallocated among the remaining requesting Holders who desire to include Registrable Securities in a like manner) and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of other securities for other holders that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect. In respect of any Holder that has requested to participate in such Demand Registration, a Demand Registration Request in respect of which the securities to be included in a Registration has been modified in accordance with this Section 3.1.7 will not count against the limits specified in Section 3.1.1 if fewer than 50 percent of the number of such Registrable Securities that such Holder desired to include are allocated to such Holder in accordance with clause (i).

Section 3.1.8.    Distribution Rights. In the event that a Holder requests to participate in a Registration or participate in an Underwritten Shelf Takedown pursuant to this Section 3.1 in connection with a distribution of Registrable Securities to its partners or members, the Registration shall provide for resale or participation by such partners or members, if requested by such Holder.

Section 3.2.    Shelf Registration.

Section 3.2.1.    Request for Shelf Registration.

(a)

Upon the written request of a Stockholder from time to time (a “Shelf Registration Request”), the Company shall promptly file with the SEC a shelf Registration Statement pursuant to Rule 415 under the Securities Act (“Shelf Registration Statement”) relating to the offer and sale of Registrable Securities held by any Stockholders from time to time in accordance with the methods of distribution elected by such Stockholders, and the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to promptly (but in any event within 90 days) be declared effective under the Securities Act; provided, that if the Company is a WKSI, the Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective under the Securities Act within 60 days. Any such Registration pursuant to a Shelf Registration Request shall hereinafter be referred to as a “Shelf Registration.”

(b)

If on the date of the Shelf Registration Request the Company is a WKSI, then the Shelf Registration Request may request Registration of an unspecified amount of Registrable Securities to be sold by unspecified Holders. If on the date of the Shelf Registration Request the Company is not a WKSI, then the Shelf Registration Request shall specify the aggregate amount of Registrable Securities to be registered. The Company shall provide to the Stockholders the information necessary to determine the Company’s status as a WKSI upon request.

Section 3.2.2.    Shelf Registration Notice. Promptly upon receipt of a Shelf Registration Request (but in no event more than two Business Days thereafter (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”)), the Company shall deliver a written notice (a “Shelf Registration Notice”) of any such request to all other Holders, which notice shall specify, if applicable, the amount of Registrable Securities to be registered, and the Shelf Registration Notice shall offer each such Holder the opportunity to include in the Shelf Registration that number of Registrable Securities as each such Holder may request in writing. The Company shall include in such Shelf Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within five Business Days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) after the date that the Shelf Registration Notice has been delivered.

Section 3.2.3.    Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming part of the Shelf Registration Statement to be usable by Holders until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period, if any, referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); and (ii) the date as of which no Holder holds Registrable Securities (such period of effectiveness, the “Shelf Period”). Subject to Section 3.2.4, the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.

Section 3.2.4.    Suspension of Registration. If the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension (i) more than once during any 12-month period, or (ii) for a period exceeding 60 days on any one occasion. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders in writing upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by any Holder.

Section 3.2.5.    Shelf Takedown.

(a)

At any time the Company has an effective Shelf Registration Statement with respect to a Stockholder’s Registrable Securities, by notice to the Company specifying the intended method or methods of disposition thereof, such Stockholder may make a written request (a “Shelf Takedown Request”) to the Company to effect a Public Offering, including an Underwritten Shelf Takedown, of all or a portion of such Stockholder’s Registrable Securities that may be registered under such Shelf Registration Statement, and as soon as practicable the Company shall amend or supplement the Shelf Registration Statement as necessary for such purpose.

(b)

Promptly upon receipt of a Shelf Takedown Request (but in no event more than two Business Days thereafter (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”)) for any Underwritten Shelf Takedown, the Company shall deliver a notice (a “Shelf Takedown Notice”) to each other Holder with Registrable Securities covered by the applicable Registration Statement, or to all other Holders if such Registration Statement is undesignated (each a “Potential Takedown Participant”). The Shelf Takedown Notice shall offer each such Potential Takedown Participant the opportunity to include in any Underwritten Shelf Takedown such number of Registrable Securities as each such Potential Takedown Participant may request in writing. The Company shall include in the Underwritten Shelf Takedown all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within five Business Days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) after the date that the Shelf Takedown Notice has been delivered. Any Potential Takedown Participant’s request to participate in an Underwritten Shelf Takedown shall be binding on the Potential

Takedown Participant; provided, that each such Potential Takedown Participant that elects to participate may condition its participation on the Underwritten Shelf Takedown being completed within 10 Business Days of its acceptance at a price per share (after giving effect to any underwriters’ discounts or commissions) to such Potential Takedown Participant of not less than 90 percent (or such lesser percentage specified by such Potential Takedown Participant) of the closing price for the shares on their principal trading market on the Business Day immediately prior to such Potential Takedown Participant’s election to participate (the “Participation Conditions”). Notwithstanding the delivery of any Shelf Takedown Notice, but subject to the Participation Conditions (to the extent applicable), all determinations as to whether to complete any Underwritten Shelf Takedown and as to the timing, manner, price and other terms of any Underwritten Shelf Takedown contemplated by this Section 3.2.5 shall be determined by the participating Holders holding a majority of the Registrable Securities then held by such Holders; provided that if such Underwritten Shelf Takedown is to be completed and subject to the Participation Conditions (to the extent applicable), each Potential Takedown Participant’s Pro Rata Portion shall be included in such Underwritten Shelf Takedown if such Potential Takedown Participant has complied with the requirements set forth in this Section 3.2.5.

(c)

The Company shall not be obligated to take any action to effect any Underwritten Shelf Takedown if a Demand Registration or an Underwritten Shelf Takedown was consummated within the preceding 90 days (unless otherwise consented to by the Company).

Section 3.2.6.    Priority of Securities Sold Pursuant to Shelf Takedowns. If the managing underwriter or underwriters of a proposed Underwritten Shelf Takedown pursuant to Section 3.2.5 advise the Company in writing that, in its or their opinion, the number of securities requested to be included in the proposed Underwritten Shelf Takedown exceeds the number that can be sold in such Underwritten Shelf Takedown without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included in such offering shall be (i) first, allocated to each Holder that has requested to participate in such Underwritten Shelf Takedown an amount equal to a number of such shares equal to such Holder’s Pro Rata Portion (provided that any Registrable Securities thereby allocated to a Holder that exceed the number of such Registrable Securities that such Holder desires to include shall be reallocated among the remaining requesting Holders who desire to include Registrable Securities in a like manner) and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of other securities for other holders that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect.

Section 3.2.7.    Distribution Rights. In the event that a Holder elects to request a Registration or participate in an Underwritten Shelf Takedown pursuant to this Section 3.2 in connection with a distribution of Registrable Securities to its partners or members, the Registration shall provide for resale or participation by such partners or members, if requested by such Holder.

Section 3.3.    Piggyback Registration.

Section 3.3.1.    Participation. If the Company at any time proposes to file a Registration Statement under the Securities Act or to conduct a Public Offering for its own account or for the account of any other Persons (other than (i) a Registration on Form S-4 or Form S-8 or any successor form to such form, (ii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company or its subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement or (iii) a Registration under Sections 3.1 and 3.2 (except with respect to Existing RRA Holders of Registrable Securities to whom the rights in this paragraph shall apply)), then, as soon as practicable (but in no event less than 10 Business Days prior to the proposed date of filing of such Registration Statement or, in the case of a Public Offering under a Shelf Registration Statement, the anticipated pricing or trade date), the Company shall give written notice (a “Piggyback Notice”) of such proposed filing or Public Offering to all Holders of Registrable Securities and all Existing RRA Holders of Registrable Securities, and such Piggyback Notice shall offer the Holders of Registrable Securities and Existing RRA Holders of Registrable Securities the opportunity to register under such Registration Statement, or to sell in such Public Offering, such number of Registrable Securities as each such Holder of Registrable Securities and Existing RRA Holders of Registrable Securities may request in writing (a “Piggyback Registration”). Subject to Section 3.3.2, the Company shall include in such Registration Statement or in such Public Offering as applicable, all such Registrable Securities and Existing RRA Registrable Securities that are requested to be included therein within five Business Days after the receipt by such Holder of any such notice; provided, however, that if at any time after giving written notice of its intention to register or sell any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, or the pricing or trade date of a Public Offering under a Shelf Registration Statement, the Company determines for any reason not to register or sell or to delay the Registration or sale of such securities, the Company shall give written notice of such determination to each such Holder of Registrable Securities and Existing RRA Holders of Registrable Securities who requested to register securities and, thereupon, (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities and Existing RRA Registrable Securities in connection with such Registration or Public Offering (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holders entitled to request that such Registration or sale be effected as a Demand Registration under Section 3.1 or an Underwritten Shelf Takedown under Section 3.2, as the case may be, and (ii) in the case of a determination to delay Registration or sale, in the absence of a request for a Demand Registration or an Underwritten Shelf Takedown, as the case may be, shall be permitted to delay registering or selling any Registrable Securities and Existing RRA Registrable Securities, for the same period as the delay in registering or selling such other securities. If the offering pursuant to such Registration Statement or Public Offering is an Underwritten Public Offering, then Section 3.5 hereof shall apply. If the offering pursuant to such Registration Statement or Public Offering is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 3.3.1 shall, and the Company shall make such arrangements so that each such Holder may, participate in such offering on such basis. Any Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw.

Section 3.3.2.    Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and the participating Holders and Existing RRA Holders of Registrable Securities in writing that, in its or their opinion, the number of securities that such Holders, Existing RRA Holders of Registrable Securities and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, 100 percent of the securities that the Company proposes to sell and Primary Shares to the full extent requested for inclusion by the holders thereof, (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated to each other Holder and Existing RRA Holder of Registrable Securities that has requested to participate in such Piggyback Registration an amount equal to a number of such shares equal to such Holder’s Pro Rata Portion (provided that any Registrable Securities thereby allocated to a Holder or Existing RRA Holder of Registrable Securities that exceed the number of such Registrable Securities that such Holder or Existing RRA Holder of Registrable Securities desires to include shall be reallocated among the remaining requesting Holders and Existing RRA Holders of Registrable Securities who desire to include Registrable Securities or Existing RRA Registrable Securities in a like manner), and (iii) third, and only if all of the Registrable Securities and Existing RRA Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Piggyback Registration that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect.

Section 3.3.3.    No Effect on Other Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 3.3 shall be deemed to have been effected pursuant to Sections 3.1 and 3.2 or shall relieve the Company of its obligations under Sections 3.1 and 3.2.

Section 3.4.    Lock-Up Agreements. In connection with each Registration or sale of Registrable Securities pursuant to Section 3.1, 3.2 or 3.3 conducted as an Underwritten Public Offering, each Holder agrees, if requested, to become bound by and to execute and deliver a lock-up agreement with the underwriter(s) of such Underwritten Public Offering restricting such Holder’s right to (a) Transfer, directly or indirectly, any Registrable Securities or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of Registrable Securities during the period commencing on the date of the final Prospectus relating to the Underwritten Public Offering and ending on the date specified by the underwriters (such period not to exceed 90 days). Any lockup release applicable to any Stockholder shall be provided to all other Stockholders on a pro rata basis based on the number of Registrable Securities then held by such Stockholder. The terms of such lock-up agreements shall be negotiated among the Stockholders, the Company and the underwriters and shall include customary carve-outs from the restrictions on Transfer set forth therein. Notwithstanding the foregoing, such lock-up agreement shall not apply to (i) distributions-in-kind to any Holder’s partners or members or (ii) Transfers to Affiliates, but only if, in each case (clauses (i) and (ii)), such transferees agree to be bound by the restrictions set forth therein. Requirements. In connection with the Company’s obligations under Sections 3.1, 3.2 and 3.3, the Company shall use its reasonable best efforts to effect such Registration and to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(a)

as promptly as practicable prepare the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith and Prospectus, and, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to the Holders of the Registrable Securities covered by such Registration Statement, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel, (y) make such changes in such documents concerning the Holders prior to the filing thereof as such Holders, or their counsel, may reasonably request and (z) except in the case of a Registration under Section 3.3, not file any Registration Statement or Prospectus or amendments or supplements thereto to which any Holder or the underwriters, if any, shall reasonably object;

(b)

prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by any Holder with Registrable Securities covered by such Registration Statement, (y) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(c)

notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d)

promptly notify each selling Holder and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance;

(e)

to the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any Shelf Registration Statement, the Company shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment;

(f)	use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;

(g)

promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the Holders of a majority of Registrable Securities covered by the applicable Registration Statement agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(h)

furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(i)

deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto);

(j)

on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as any such selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by

Section 3.1 or Section 3.2, as applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(k)

cooperate with the selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Registrable Securities to the underwriters;

(l)

use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(m)

not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company (in the case of a Registration Statement);

(n)

make such representations and warranties to the Holders being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;

(o)

enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Holders of a majority of Registrable Securities covered by the applicable Registration Statement or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(p)

obtain for delivery to the selling Holders and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the most recent effective date of the Registration Statement or, in the event of an Underwritten Public Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

(q)

in the case of an Underwritten Public Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Holders included in such Registration or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(r)

cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(s)

use its reasonable best efforts to comply with all applicable securities laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(t)

provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(u)

use its best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted;

(v)

make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the Holders of a majority of Registrable Securities covered by the applicable Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement; provided, however, that any such Person gaining access to information regarding the Company pursuant to this
Section 3.4.2(v) shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Company that the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (a) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process), (b) disclosure of such information, in the opinion of counsel to such Person, is otherwise required by law (including in connection with the sale of Registrable Securities), (c) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has knowledge, (d) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company or (e) such information is independently developed by such Person;

(w)

in the case of an Underwritten Public Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(x)	take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(y)

take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any Registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(z)

take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

Section 3.4.3.    Company Information Requests. The Company may require each seller of Registrable Securities as to which any Registration or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such Registration or sale the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

Section 3.4.4.    Discontinuing Registration. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.4.2(d), such Holder will discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.4.2(d), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, or any amendments or supplements thereto, and if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 3.4.2(d) or is advised in writing by the Company that the use of the Prospectus may be resumed.

Section 3.5.    Underwritten Offerings.

Section 3.5.1.    Shelf and Demand Registrations. If requested by the underwriters for any Underwritten Public Offering, pursuant to a Registration or sale under Sections 3.1 or 3.2, the Company shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to each of the Company, the Holders of a majority of Registrable Securities covered by the applicable Registration Statement and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 3.9 of this Agreement. The Holders of the Registrable Securities proposed to be distributed by such underwriters shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof, and such Holders shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Such underwriting agreement shall: (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Holders as are customarily made by issuers to selling stockholders in public offerings similar to the applicable offering; and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations required to be made in the Registration Statement regarding such Holder under applicable law, and the aggregate amount of the liability of such Holder under such agreement shall not exceed the net proceeds received by such Holder from such offering.

Section 3.5.2.    Piggyback Registrations. If the Company proposes to register or sell any of its securities under the Securities Act as contemplated by Section 3.3 and such securities are to be distributed through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 3.3 and, subject to the provisions of Section 3.3.2, use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration or sale all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration or sale. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Such underwriting agreement shall: (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Holders as are customarily made by issuers to selling stockholders in secondary public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution and any other representations required to be made in the Registration Statement regarding such Holder under applicable law, and the aggregate amount of the liability of such Holder shall not exceed the net proceeds received by such Holder from such offering.

Section 3.5.3.    Selection of Underwriters; Selection of Counsel. In the case of an Underwritten Public Offering under Section 3.1 or 3.2, the managing underwriter or underwriters to administer the offering shall be determined by the Holders of a majority of Registrable Securities and Existing RRA Registrable Securities covered by the applicable Registration Statement; provided that such underwriter or underwriters shall be reasonably acceptable to the Company. In the case of an Underwritten Public Offering under Section 3.3, the managing underwriter or underwriters to administer the offering shall be determined by the Company. In the case of an Underwritten Public Offering under Section 3.1, 3.2 or 3.3, counsel to the Holders shall be selected by the Holders of a majority of Registrable Securities and Existing RRA Registrable Securities covered by the applicable Registration Statement.

Section 3.6.    No Inconsistent Agreements. Neither the Company nor any of its subsidiaries shall hereafter enter into, and neither the Company nor any of its subsidiaries is currently a party to, any agreement with respect to its securities that prevents the Company from complying with the rights granted to the Holders by this Agreement.

Section 3.7.    Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (viii) all reasonable fees and disbursements of one legal counsel for the selling Holders, (ix) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (x) all fees and expenses incurred in connection with the distribution or Transfer of Registrable Securities to or by a Holder or its Permitted Transferees in connection with a Public Offering, (xi) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration or sale, (xii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xiii) all expenses related to the “road show” for any Underwritten Public Offering, including the reasonable out-of-pocket expenses of the Holders and underwriters, if so requested. All such expenses are referred to herein as “Registration Expenses”. The Company shall not be required to pay (x) any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities or (y) any fees or expenses of any counsel retained by a Holder other than as contemplated by clause (viii) above.

Section 3.8.    Marketability. Upon the first anniversary of the Effective Date, the Company will (i) use best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA, (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements and (iii) take all other actions as may be reasonably requested by the Holders to cause the Registrable Securities to be transferable.

Section 3.9.    Indemnification.

Section 3.9.1.    Indemnification by the Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, each Holder, each shareholder, member, limited or general partner of such Holder, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses and any indemnity and contribution payments made to underwriters ) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including any report and other document filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report; provided, that no selling Holder shall be entitled to indemnification pursuant to this Section 3.9.1 in respect of any untrue statement or omission contained in any information relating to such selling Holder furnished in writing by such selling Holder to the Company specifically for inclusion in a Registration Statement and used by the Company in conformity therewith (such information “Selling Stockholder Information”) that has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the Transfer of such securities by such Holder and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to the Holders. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties.

Section 3.9.2.    Indemnification by the Selling Holders. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from

(i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in such selling Holder’s Selling Stockholder Information and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation less any amounts paid by such Holder pursuant to Section 3.9.4 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

Section 3.9.3.    Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 3.9.3, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

Section 3.9.4.    Contribution. If for any reason the indemnification provided for in Section 3.9.1 and Section 3.9.2 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 3.9.1 and Section 3.9.2), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.9.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.9.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 3.9.1 and 3.9.2 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this Section 3.9.4, in connection with any Registration Statement filed by the Company, a selling Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such holder from the sale of its Registrable Securities in the offering giving rise to such contribution obligation less any amounts paid by such Holder pursuant to Section 3.9.2 and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section 3.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.9.1 and 3.9.2 hereof without regard to the provisions of this Section 3.9.4. The remedies provided for in this Section 3.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 3.10.    Rules 144 and 144A and Regulation S. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 3.11.    Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

ARTICLE IV

MISCELLANEOUS

Section 4.1.    Authority; Effect. Each party hereto represents and warrants to and agrees with each other party hereto that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which such party’s assets are bound and (b) this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent that the enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and (ii) general principles of equity. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

Section 4.2.    Notices. Any notices, requests, demands and other communications that may or are required to be given hereunder by any party to another shall be deemed to have been duly given if (i) personally delivered or delivered by facsimile, when received, (ii) sent by U.S. Express Mail or recognized overnight courier, on the second following business day (or third following business day if mailed outside the United States) or (iii) delivered by electronic mail, when received:

If to the Company to:

TPG RE Finance Trust, Inc.

888 Seventh Avenue

New York, NY 10106

Attention: Deborah Ginsberg

Facsimile: (212) 601-7400

Email:       [Redacted]

with a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Sophia Hudson, P.C.

Michael Brueck, P.C.
Marshall Shaffer

Facsimile: (212) 446-6460

Email:       [Redacted]

[Redacted]
[Redacted]

If to Starwood to:

PE Holder, L.L.C.

591 West Putnam Avenue

Greenwich, Connecticut 06830

Attention:	Ethan Bing
Ellis Rinaldi
Phone:	(203) 422.7700
Email:	[Redacted]
[Redacted]

with a copy to:

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attention:	Michael A. Gordon
J. Gerard Cummins

Facsimile:	(212) 839-5599
Email:	[Redacted]
[Redacted]

If to any other Holder, to them at the address set forth in the stock record book of the Company.

Notice to the holder of record of any Registrable Securities shall be deemed to be notice to the holder of such securities for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (i) on the date received, if personally delivered, (ii) on the date received if delivered by facsimile or e-mail on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter and (iii) two Business Days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

Section 4.3.    Termination and Effect of Termination. This Agreement shall terminate upon the date on which no Holder holds any Registrable Securities, except for the provisions of Sections 3.9 and 3.10, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 3.9 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

Section 4.4.    Permitted Transferees. The rights of a Holder hereunder may be assigned to (i) an Affiliate of such Holder or (ii) to any other Person (but only with all related obligations as set forth below), in the case of clause (ii), in connection with a Transfer (to the extent permitted pursuant to the instruments governing such Registrable Securities) of a total number of Warrant Shares and Warrants exercisable for at least 33% of the Warrant Shares for which Warrants issued or to be issued under the Warrant Agreement could be exercised (any such Person in clause (i) or (ii), a “Permitted Transferee”). Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 4.4 will be effective unless the Permitted Transferee to which the assignment is being made, if not a Holder, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement and be subject to this Agreement as a “Holder”. A Permitted Transferee to whom rights are transferred pursuant to this Section 4.4 may not again transfer those rights to any other Person, other than as provided in this Section 4.4.

Section 4.5.    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of a party hereto, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 4.6.    Amendments. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Holders of a majority of Registrable Securities under this Agreement on such date, notice of which has been provided to all Holders of Registrable Securities not party thereto pursuant to the provisions of Section 4.2 hereof. Each such amendment, modification, extension or termination shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party.

Section 4.7.    Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof will be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

Section 4.8.    Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Southern District of the State of New York in the Borough of Manhattan for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.2 hereof is reasonably calculated to give actual notice.

Section 4.9.    WAIVER OF JURY TRIAL. ALL PARTIES TO THIS AGREEMENT KNOW AND UNDERSTAND THAT THEY HAVE A CONSTITUTIONAL RIGHT TO A JURY TRIAL. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE

CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. THE PARTIES INTEND THIS WAIVER OF THE RIGHT TO A JURY TRIAL BE AS BROAD AS POSSIBLE.

Section 4.10.    Merger; Binding Effect, Etc. This Agreement (together with the Investment Agreement) constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and is binding upon and will inure to the benefit of the parties hereto and thereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no Holder or any other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing will be null and void.

Section 4.11.    Counterparts. This Agreement may be executed by the parties to this Agreement on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 4.12.    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.13.    No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, each party to this Agreement covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement will be had against any former, current or future, direct or indirect director, officer, employee, agent or Affiliate of a Holder, any former, current or future, direct or indirect holder of any equity interests or securities of a Holder (whether such Holder is a limited or general partner, member, stockholder or otherwise), any former, current or future assignee of a Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, Affiliate, controlling person, representative or assignee of any of the foregoing (collectively, the “No Recourse Persons”), as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any No Recourse Person for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

COMPANY:	TPG RE FINANCE TRUST, INC.

	By:	/s/ Matthew Coleman
		Name:	Matthew Coleman
		Title:	Vice President

STOCKHOLDER:	PE HOLDER, L.L.C.

	By:	/s/ Ethan Bing
		Name:	Ethan Bing
		Title:	MD

[Signature Page to Registration Rights Agreement]